UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2025

Lionsgate Studios Holding Corp.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	1-141203	N/A
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

250 Howe Street, 20th Floor

Vancouver, British Columbia V6C 3R8

and

2700 Colorado Avenue

Santa Monica, California 90404

(Address of principal executive offices)

Registrant’s telephone number, including area code: (877) 848-3866

Lionsgate Studios Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Shares, no par value per share	LION	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the closing on May 6, 2025 of the transactions contemplated by that certain Arrangement Agreement (the “Arrangement Agreement”), dated as of January 29, 2025, as amended by an amending agreement (the “Arrangement Agreement Amendment”) dated March 12, 2025, by and among Starz Entertainment Corp. (f/k/a Lions Gate Entertainment Corp.), a British Columbia corporation (“Starz”), Lionsgate Studios Corp. (formerly known as Lionsgate Studios Holding Corp.), a British Columbia corporation (the “Company” or “New Lionsgate”), Lionsgate Studios Holding Corp. (formerly known as Lionsgate Studios Corp.), a British Columbia corporation (“Legacy LG Studios”) and LG Sirius Holdings ULC, a British Columbia unlimited liability corporation that was voluntarily dissolved in accordance with Section 314 of the Business Corporations Act (British Columbia) and the regulations made thereunder (“LG Sirius,” and together with Starz, New Lionsgate, and Legacy LG Studios, the “Parties”, and the agreement, the “Arrangement Agreement”). At all times prior to the completion of the Transactions, Starz is hereinafter referred to as Old Lionsgate.

On May 6, 2025, pursuant to the Arrangement Agreement, Old Lionsgate completed the separation of the businesses of New Lionsgate and Starz through a series of transactions described below (the “Transactions”), resulting in two separately traded public companies: (1) New Lionsgate, which holds, directly and through subsidiaries, the motion picture and television studio operations previously held by Old Lionsgate (the “Studios Business”) and (2) Starz, which holds, directly and through subsidiaries, the other businesses that were previously held by Old Lionsgate, including the STARZ-branded premium subscription platforms (the “Starz Business”).

In connection with the completion of the Transactions, among other things:

•

Old Lionsgate shareholders first received (i) in exchange for each outstanding Class A voting share of Old Lionsgate, without par value (“LGEC Class A shares”), that they held: one New Lionsgate Class A voting common share, without par value (“New Lionsgate Class A shares”); one New Lionsgate Class C preferred share, with one-half (1/2) of a vote per share, without par value (“New Lionsgate Class C preferred shares”) and (ii) in exchange for each outstanding Class B non-voting share of LGEC, without par value (“LGEC Class B shares”), that they held: one New Lionsgate Class B non-voting common share, without par value (“New Lionsgate Class B shares”) and one New Lionsgate Class C preferred share, without par value. Such exchange transactions by LGEC shareholders are collectively referred to as the “Initial Share Exchange”.

•	Old Lionsgate changed its name to Starz Entertainment Corp. and created a new class of voting common shares, without par value (“Starz Common Shares”).

•

New Lionsgate created a new class of common shares, without par value (“New Lionsgate Common Shares”) and New Lionsgate shareholders (formerly Old Lionsgate shareholders) received, in exchange for each New Lionsgate Class A share they held, together with each New Lionsgate Class C preferred share they held and which was issued in exchange for an LGEC Class A share in the Initial Share Exchange, one and twelve one-hundredths (1.12) New Lionsgate new common shares and one and twelve one-hundredths (1.12) Starz common shares and in exchange for each New Lionsgate Class B share they held, together with each New Lionsgate Class C preferred share they held and which was issued in exchange for an LGEC Class B share in the Initial Share Exchange, one New Lionsgate Common Share and one Starz Common Share. Such exchange transactions by Old Lionsgate shareholders are collectively referred to as the “Second Share Exchange.”

•	As a result of the steps described above, each of New Lionsgate and Starz have a single class of “one share, one vote” common shares.

•	Following the Second Share Exchange, the Starz Common Shares were consolidated on a 15-to-1 basis, such that every fifteen (15) Starz Common Shares were consolidated into one (1) Starz Common Share.

Legacy LG Studios shareholders, other than New Lionsgate and dissenting shareholders, received, in exchange for each LG Studios common share, without par value (“Legacy LG Studios Common Shares”), they held, a number of New Lionsgate Common Shares equal to the product of the LG Studios

Consideration Shares divided by the total number of Legacy LG Studios Common Shares issued and outstanding immediately prior to the Arrangement Effective Time (as defined in the Arrangement Agreement) and held by Legacy LG Studios shareholders other than LG Sirius (such shares, the “LG Studios Flip Shares” and such ratio, the “LG Studios Reorganization Ratio”). The LG Studios Consideration Shares equals the aggregate number of Legacy LG Studios Common Shares obtained when the LG Studios Flip Percentage is multiplied by the quotient of (a) the aggregate number of New Lionsgate Common Shares issued to New Lionsgate shareholders (formerly Old Lionsgate shareholders) in the Second Share Exchange divided by (b) 1 minus the LG Studios Flip Percentage. The LG Studios Flip Percentage equals the quotient, expressed as a percentage, of (1) the LG Studios Flip Shares divided by (2) the total number of Legacy LG Studios Common Shares issued and outstanding immediately prior to the Arrangement Effective Time (as defined in the Arrangement Agreement). The LG Studios Reorganization Ratio was determined to be 0.989632. Such transactions by LG Studios shareholders are collectively referred to as the “LG Studios Flip.”

Following completion of the Transactions, New Lionsgate Common Shares, began trading under the symbol “LION” on the New York Stock Exchange (“NYSE”) and Starz Common Shares began trading under the symbol “STRZ” on the Nasdaq Global Select Market (“NASDAQ”).

The issuance of New Lionsgate Common Shares in connection with the Transactions was registered under the Securities Act of 1933, as amended, pursuant to the registration statement on Form S-4 (File No. 333-282630-02) initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 15, 2024, as amended by Amendment No. 1 as filed with the SEC on November 27, 2024, as amended by Amendment No. 2 as filed with the SEC on December 31, 2024, as amended by Amendment No. 3 as filed with the SEC on January 27, 2025, as amended by Amendment No. 4 as filed with the SEC on February 24, 2025, as amended by Amendment No. 5 as filed with the SEC on March 13, 2025 (as so amended, the “Registration Statement”), by New Lionsgate and Starz, and declared effective on March 14, 2025. The definitive joint proxy statement/prospectus, dated March 14, 2025, of each of Old Lionsgate and Legacy LG Studios that forms part of the Registration Statement contains additional information about the Transactions.

The foregoing description of the Arrangement Agreement and the Transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Arrangement Agreement and the Arrangement Agreement Amendment, which are incorporated herein by reference to Exhibit 2.1 and Exhibit 2.2 to the Registration Statement, respectively.

Item 1.01.	Entry into a Material Definitive Agreement.

On May 4, 2025, Legacy LG Studios entered into several agreements with New Lionsgate and Starz in connection with the completion of the Transactions, including the following:

•	Separation Agreement;

•	Transition Services Agreement;

•	Employee Matters Agreement;

•	Amendment to Tax Matters Agreement, pursuant to which New Lionsgate was made a party to the Tax Matters Agreement; and

•	Amendment to Sponsor Option Agreement, pursuant to which New Lionsgate was made a party to the Sponsor Option Agreement.

A summary of the principal terms of each of these agreements is set forth in the section entitled “Certain Relationships and Related Party Transactions” contained the Registration Statement. These summaries are incorporated herein by reference. The summaries do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements, which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, and 10.7, respectively, and are incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the completion of the Transactions contemplated by the Arrangement Agreement, on May 6, 2025, all outstanding obligations in respect of principal, interest and fees were repaid in full and all commitments were terminated under each of (i) that certain Revolving Credit Agreement, dated as of May 13, 2024 among LGAC International LLC and Starz Capital Holdings 1, Inc. (as amended, supplemented or otherwise modified from time to time) and (ii) that certain Intercompany Note and Assumption Agreement, dated as of May 8, 2024, among LGTV and Starz Capital Holdings LLC (as amended, supplemented or otherwise modified from time to time).

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 6, 2025, in connection with the consummation of the Transactions, Old Lionsgate notified NYSE of the completion of the Transactions and requested that LGEC Class A shares and LGEC Class B shares be withdrawn from listing on NYSE and Legacy LG Studios notified NASDAQ of the completion of the Transactions and requested that Legacy LG Studios Common Shares be withdrawn from listing on NASDAQ. In addition, each of Old Lionsgate and Legacy LG Studios requested of NYSE and NASDAQ the filing of a notification of removal from listing on Form 25 with the SEC with respect to the LGEC Class A shares and LGEC Class B shares and Legacy LG Studios Common Shares, respectively, to report the delisting of LGEC Class A shares and LGEC Class B shares from NYSE and the delisting of Legacy LG Studios Common Shares from NASDAQ and to suspend trading of LGEC Class A shares and LGEC Class B shares on NYSE and Legacy LG Studios Common Shares on NASDAQ.

Each of Starz (on behalf of Old Lionsgate) and Legacy LG Studios intends to file with the SEC a certificate of notice of termination on Form 15 with respect to the LGEC Class A shares and LGEC Class B shares and Legacy LG Studios Common Shares, respectively, requesting that the LGEC Class A shares and LGEC Class B shares and Legacy LG Studios Common Shares, respectively, be deregistered under the Exchange Act, and that the reporting obligations of Old Lionsgate with respect to the LGEC Class A shares and LGEC Class B shares and of Legacy LG Studios with respect to the Legacy LG Studios Common Shares under Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) be suspended.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

As a result of the completion of the Transactions, Legacy LG Studios became a wholly owned subsidiary of New Lionsgate. The information set forth in the Introductory Note, Item 2.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K with respect to the Transactions is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the completion of the Transactions, all of the directors and officers of Legacy LG Studios were removed and Bruce Tobey was appointed the sole director of Legacy LG Studios and Mr. Tobey and James W. Barge were appointed President and Chief Financial Officer of Legacy LG Studios, respectively. Biographical information for Mr. Tobey and Mr. Barge can be found in the Registration Statement and is incorporated by reference into this Item 5.02.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

In connection with the completion of the Transactions and pursuant to the Arrangement Agreement, the notice of articles of Legacy LG Studios were amended in their entirety. Copies of Legacy LG Studios Articles and Notice of Articles are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 8.01.	Other Events.

On May 7, 2025, New Lionsgate issued a press release announcing the completion of the Transactions. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

2.1	Arrangement Agreement, dated as of January 29, 2025, by and among Lions Gate Entertainment Corp., Lionsgate Studios Holding Corp., Lionsgate Studios Corp., and LG Sirius Holdings ULC (incorporated by reference to Exhibit 2.1 to the Registration Statement).

2.2	Amendment No. 1 to Arrangement Agreement, dated as of March 12, 2025, by and among Lions Gate Entertainment Corp., Lionsgate Studios Holding Corp., Lionsgate Studios Corp., and LG Sirius Holdings ULC (incorporated by reference to Exhibit 2.2 to the Registration Statement).

3.1	Articles of Lionsgate Studios Holding Corp.

3.2	Notice of Articles of Lionsgate Studios Holding Corp.

10.1	Separation Agreement, dated as of May 6, 2025, by and among Lions Gate Entertainment Corp., Lionsgate Studios Holding Corp., Lionsgate Studios Corp., and LG Sirius Holdings ULC.

10.2	Transition Services Agreement, dated as of May 6, 2025, by and between Starz Entertainment, LLC and Lions Gate Entertainment, Inc.

10.3	Employee Matters Agreement, dated as of May 6, 2025, by and among Lionsgate Studios Holding Corp., Lionsgate Studios Corp., LG Sirius Holdings ULC and Lions Gate Entertainment Corp.

10.4	Tax Matters Agreement by and between Lions Gate Entertainment Corp. and Lionsgate Studios Holding Corp. (incorporated by reference to Exhibit 10.1 to the Registration Statement).

10.5	Amendment to Tax Matters Agreement, dated as of May 6, 2025, by and between Lions Gate Entertainment Corp. and Lionsgate Studios Holding Corp.

10.6	Form of Sponsor Option Agreement by and among Screaming Eagle Acquisition Corp, Eagle Equity Partners V, LLC and SEAC II Corp. (incorporated by reference to Exhibit 10.32 to the Registration Statement).

10.7	Amendment to Sponsor Option Agreement, dated as of May 10, 2024, by and among Screaming Eagle Acquisition Corp, Eagle Equity Partners V, LLC and SEAC II Corp.

99.1	Press Release, dated May 7, 2025.

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lionsgate Studios Holding Corp.

By:	/s/ James W. Barge
Name:	James W. Barge
Title:	Chief Financial Officer

Date: May 7, 2025